Exhibit 99.2

J U L Y 2023 THE BANCORP INVESTOR PRESENTATION

2 FORWARD LOOKING STATEMENTS & OTHER DISCLOSURES D I S C L O S U R E S Statements in this presentation regarding The Bancorp, Inc.’s (“The Bancorp”) business that are not historical facts or concern our earnings guidance or 2030 plan are “forward - looking statements”. These statements may be identified by the use of forward - looking terminology, including the words “may,” “believe,” “will,” “expect,” “anticipate,” “estimate,” “intend,” “plan," or similar words, and are based on current expectations about important economic, political, and technological factors, among others, and are subject to risks and uncertainties, which could cause the actual results, events or achievements to differ materially from those set forth in or implied by the forward - looking statements and related assumptions. These risks and uncertainties include those relating to the on - going COVID - 19 pandemic, the impact it will have on the company’s business and the industry as a whole, and the resulting governmental and societal responses. 2023 guidance and long - term financial targets in this presentation assume achievement of management’s credit roadmap growth goals as described herein and other growth goals. If such assumptions are not met, guidance and long - term financial targets might not be reached. For further discussion of these risks and uncertainties, see the “risk factors” sections contained, in The Bancorp’s Annual Report on Form 10 - K for the year ended December 31, 2022 and in its other public filings with the SEC. In addition, these forward - looking statements are based upon assumptions with respect to future strategies and decisions that are subject to change. Actual results may differ materially from the anticipated results discussed in these forward - looking statements. The forward - looking statements speak only as of the date of this presentation. The Bancorp does not undertake to publicly revise or update forward - looking statements in this presentation to reflect events or circumstances that arise after the date of this presentation, except as may be required under applicable law. This presentation contains information regarding financial results that is calculated and presented on the basis of methodologies other than in accordance with accounting principles generally accepted in the United States (“GAAP”), such as those identified in the Appendix. As a result, such information may not conform to SEC Regulation S - X and may be adjusted and presented differently in filings with the SEC. Any non - GAAP financial measures used in this presentation are in addition to, and should not be considered superior to, or a substitute for, financial statements prepared in accordance with GAAP. Non - GAAP financial measures are subject to significant inherent limitations. The non - GAAP measures presented herein may not be comparable to similar non - GAAP measures presented by other companies. This information may be presented differently in future filings by The Bancorp with the SEC. This presentation may contain statistics and other data that in some cases has been obtained from or compiled from information made available by third - party service providers. The Bancorp makes no representation or warranty, express or implied, with respect to the accuracy, reasonableness or completeness of such information. Past performance is not indicative nor a guarantee of future results. Copies of the documents filed by The Bancorp with the SEC are available free of charge from the website of the SEC at www.sec.gov as well as on The Bancorp’s website at www.thebancorp.com . This presentation is for information purposes only and shall not constitute an offer to sell or the solicitation of an offer to buy any securities. Neither the SEC nor any other regulatory body has approved or disapproved of the securities of The Bancorp or passed upon the accuracy or adequacy of this presentation. Any representation to the contrary is a criminal offense.

3 THE BANCORP HAS DELIVERED S TRONG FINANCIAL PERFORMANCE KEY FINANCIAL METRICS F I N A N C I A L P E R F O R M A N C E SUSTAINED PERFORMANCE The Bancorp is continuing to deliver high quality financial performance across key financial metrics 1 Please see Appendix slide 33 for reconciliation of revenue growth over comparable prior year period and efficiency ratio 2020 2021 2022 Q2 YTD 2023 GROWTH REVENUE GROWTH 1 14% 13% 12% 41% Capitalized on interest rate environment ROE 15% 18% 19% 27% PROFITABILITY Increasing levels of profitability ROA 1.3% 1.7% 1.8% 2.6% SCALABLE PLATFORM EFFICIENCY RATIO 1 59% 53% 48% Platform delivering 42% operating leverage

4 OUR BUSINESS PLAN OUTLINES THE PATH TO EXPAND OUR LEADERSHIP AMONG PEER BANKS AND IN THE PAYMENTS INDUSTRY $1.50 $2.00 $2.50 $3.00 $3.50 $4.00 EARNINGS PER SHARE E A R N I N G S G U I D A N C E GUIDANCE Our 2023 guidance 1 is $3.60 per share as we maintain strong momentum across our platform $1.00 $0.50 $0.00 2020 2021 2022 2023 Guidance 1 2023 guidance assumes achievement of management’s credit roadmap growth goals as described elsewhere in this presentation, impact of realized and expected interest rate increases, and other budgetary goals. $1.37 $1.88 $2.27 $3.60 Updated to $3.60 in Q1 2023

5 FINANCIAL INDUSTRY LEADER FORTUNE 100 FASTEST GROWING COMPANY RANKED #28 OCT. 2020 FORUM OF EXECUTIVE WOMEN Champion of Board Diversity Honoree OCT. 2022 IPA CONSUMER CHAMPION APR. 2021 NILSON REPORT RANKED #1 PREPAID CARD ISSUER APRIL 2023 EQUAL OPPORTUNITY PUBLICATION TOP EMPLOYER READERS CHOICE MAR. 2023 – RANKED #23 MAR. 2022 – RANKED #25 S&P SMALL CAP 600 ADDED TO RATING MAY 2021 I N D U S T R Y L E A D E R S H I P NILSON REPORT RANKED #6 DEBIT ISSUING BANK APRIL 2023 RECOGNIZED PERFORMANCE At The Bancorp, we strive for excellence and have been recognized in the market as a leader across a variety of industry rankings BANK DIRECTOR RANKING BANKING RANKED #1 >$5B Assets 1 1 Ranked #3 for full Bank Director Ranking Banking universe as of 2022 publication.

6

The Bancorp

FINTECH ECOSYSTEM

FINTECH LEADERSHIP

FINTECH ECOSYSTEM

Enabling fintech companies by providing industry leading card issuing, payments facilitation and regulatory expertise to a diversified portfolio of clients

THE BANCORP IS A KEY PLAYER IN THE PAYMENTS ECOSYSTEM

PROGRAM MANAGERS

CLIENT FACING platforms deliver highly scalable banking solutions to customers with emphasis on customer acquisition and technology.

PayPal chime

PAYMENT NETWORKS

FACILITATE payments between parties via the card networks.

VISA mastercard

The Bancorp

PROCESSORS

BACK-OFFICE support for program managers providing record keeping and core platform services.

GALILEO fiserv.

REGULATORS

OVERSIGHT of domestic banking and payments activities.

7

CREDIT ROADMAP

SPECIALIZED LENDING BUSINESS LINES AND CREDIT ROADMAP

CREDIT ROADMAP

We created a credit roadmap which outlines multi-year growth strategies across our specialized lending business lines

CORE LENDING BUSINESSES AS OF Q2 2023

Institutional Banking	$2.1B
Real Estate Bridge Lending	$2.1B
Small Business	$0.8B
Leasing	$0.6B
TOTAL	$5.6B

Established Operating Platform
Scalable technology, operations and sales platforms across lending business to support sustained growth

CREDIT ROADMAP

- Emphasis on core business lines with expectation to add related products and enter adjacent markets
- Expand commercial real estate bridge lending business with focus on multi-family assets
- Remain positioned to capitalize on credit-linked payments opportunities
- Maintain balance sheet flexibility as we approach $10B in total assets

8 OUR STRATEGIC POSITIONING SHOULD DRIVE EARNINGS AND PROFITABILITY HIGHLIGHTS Our platform can deliver growth from our specialized lending activities while remaining positioned to capitalize on new and higher - growth fintech partnerships SPECIALIZED COMMERCIAL BANKS Efficient platforms Products in focused markets Higher growth than traditional banking We can achieve our long - term financial targets by maintaining flexibility to capitalize on growth opportunities in both fintech and specialty commercial banking T H E B A N C O R P B U S I N E S S M O D E L We participate in the high - growth fintech markets by partnering with leading companies Our specialized lending businesses are supported by an established operating platform and have delivered meaningful growth NON - BANK FINANCIAL TECHNOLOGY COMPANIES (FINTECH) Rapid growth Technology driven Alternatives to traditional banking

9

FINANCIAL TARGETS

FINANCIAL TARGETS

We have amended our Vision 500 to include enhanced 2030 financial targets that can be achieved by unlocking the full potential of The Bancorp's payments and lending businesses

VISION 700

PAYMENTS ECOSYSTEM

Activate Payments Ecosystem 2.0

CREDIT ROADMAP

Established the plan to optimize our balance sheet

CAPITAL RETURN

Enhance plan to maximize capital return to shareholders

LONG TERM FINANCIAL TARGETS[1]

TOTAL REVENUE	ROE	ROA	LEVERAGE
>$700Million	>30%	>2.5%	>9%

[1]Long term guidance assumes achievement of management's credit roadmap growth goals as described elsewhere in this presentation, impact of realized and expected interest rate increases, and other budgetary goals.

10

THE BANCORP BUSINESS MODEL

FINTECH SOLUTIONS GENERATES NON-INTEREST INCOME AND ATTRACTS **STABLE, LOWER-COST DEPOSITS**

DEPLOYED INTO

LOWER RISK ASSETS IN SPECIALIZED MARKETS

THE BANCORP

BUSINESS MODEL



FINTECH SOLUTIONS

Enabling fintech companies by providing card sponsorship and facilitating other payments activities

INSTITUTIONAL BANKING

Lending solutions for wealth management firms

COMMERCIAL LENDING

Small business lending and commercial fleet leasing

REAL ESTATE BRIDGE LENDING

Focus on multi-family assets in high-growth markets

PAYMENTS & DEPOSITS

Market-leading payments activities generate non-interest income and stable, lower-cost deposits

LENDING

Highly specialized lending products in high-growth markets

DEPOSITS & FEES: FINTECH SOLUTIONS GENERATES NON - INTEREST INCOME AND STABLE, LOWER - COST DEPOSITS

The Bancorp
12
FINTECH SOLUTIONS: **FEE GENERATING ACTIVITIES**

OUR FINTECH SOLUTIONS BUSINESS ENABLES LEADING FINTECH COMPANIES

DEBIT PROGRAM MANAGERS (CHALLENGER BANKS)

PayPal chime

→ NILSON REPORT #6 Debit Issuing Bank 2022[2] →

PREPAID/STORED VALUE PROGRAM MANAGERS

- GOVERNMENT
- EMPLOYER BENEFITS
- CORPORATE DISBURSEMENTS
- PAYROLL
- GIFT

→ NILSON REPORT #1 Prepaid Issuing Bank 2022[2] →

The Bancorp

- Provides physical and virtual card issuing
- Maintains deposit balances on cards
- Facilitates payments into the card networks as the sponsoring bank
- Established risk and compliance function is highly scalable

22%

% TOTAL BANK REVENUE Q2 YTD 2023[1]

15%

GROSS DOLLAR VOLUME GROWTH Q2 2023 VS Q2 2022

[1]Includes non-interest income from prepaid and debit card issuance plus ACH, card and other payments processing fees.
[2]Nilson Report, April 2023.

13

FINTECH SOLUTIONS: **ESTABLISHED OPERATING PLATFORM**

HIGHLY SCALABLE PLATFORM TO SUPPORT OUR STRATEGIC PARTNERS

ESTABLISHED OPERATING PLATFORM

- Infrastructure in place to support significant growth
- Long-term relationships with multiple processors enable efficient onboarding
- Continued technology investments without changes to expense base

REGULATORY EXPERTISE

- Financial Crimes Risk Management program with deep experience across payments ecosystem
- Customized risk and compliance tools specific to the Fintech Industry

OTHER PAYMENTS OFFERINGS

- Rapid Funds instant payment transfer product
- Potential to capitalize on credit-linked payments opportunities
- Additional payments services include ACH processing for third parties

INNOVATIVE SOLUTIONS

Our platform supports a wide variety of strategic fintech partners through our established processor relationships, regulatory expertise and suite of other payments products

The Bancorp
FINTECH SOLUTIONS: **STABLE, LOWER-COST DEPOSIT GENERATOR**
14

DEPOSIT GROWTH FROM PAYMENTS BUSINESS

AVERAGE DEPOSITS BY PERIOD ($ BILLIONS)


$7.0
$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$0.0
$4.0
$5.2
$5.7
$6.3
$6.5
2019
2020
2021
2022
Q2 2023
Other
(Includes time deposits and other legacy deposit programs)
Institutional Banking
(checking and money market for higher net worth individuals)
Fintech Solutions Group
(Prepaid and Debit Card Issuance and other payments)

COST OF DEPOSITS	0.85%	0.25%	0.10%	0.82%	**2.31%**

HIGHLIGHTS

- Stable, lower-cost deposit base anchored by multi-year, contractual relationships in our Fintech Solutions business
- Fintech Solutions growth driven by increased transactional volume due to electronic banking migration and the addition of new partners

DEPOSIT TYPE (Q2 2023 AVG.)	BALANCE	% TOTAL
Demand & Int. checking	$6.4B	98%
Savings & money market	$0.1B	2%
Total	**$6.5B**	**100%**

The Bancorp
15
FINTECH SOLUTIONS: **STABLE, LOWER-COST DEPOSIT GENERATOR**

STABLE DEPOSITS WITH SIGNIFICANT BALANCE SHEET LIQUIDITY

ESTIMATED INSURED VS OTHER UNINSURED DEPOSITS

	June 30, 2023
Insured	91%
Low balance accounts	5%
Other uninsured	4%
Total deposits	**100%**

SUMMARY OF CREDIT LINES AVAILABLE

	June 30, 2023	
		(Dollars in millions)
Federal Reserve Bank	$	2,055
Federal Home Loan Bank		752
Total lines of credit available	**$**	**2,807**

91% INSURED DEPOSITS

Primarily consist of small balance accounts

0% UTILIZATION

At June 30, 2023

STRONG POSITIONING

Our deposit base is primarily comprised of granular, FDIC insured accounts and we maintain significant borrowing capacity on our credit lines

LOANS & LEASES: HIGHLY SPECIALIZED LENDING WITH LOW LOSS HISTORIES

17 L O A N S & L E A S E S : C R E D I T R O A D M A P CREDIT ROADMAP Delivering enterprise value from our balance sheet is an important element of our business strategy and a primary focus of our credit roadmap initiative MANAGE CREDIT RISK TO DESIRED LEVELS IMPROVE NIM AND MONITOR INTEREST RATE SENSITIVITY MANAGE REAL ESTATE EXPOSURE TO CAPITAL LEVELS MAINTAIN FLEXIBILITY AS WE APPROACH $10B TOTAL ASSETS Building an asset mix that drives earnings and profitability while maintaining desired credit and interest rate risk characteristics KEY CONSIDERATIONS FOR GROWTH GUIDELINES WE CONSIDERED AS WE BUILT OUR CREDIT ROADMAP

The Bancorp

18

LOANS & LEASES: STRONG COLLATERAL AND GOVERNMENT GUARANTEES

LOWER CREDIT RISK LOAN PORTFOLIO

BUSINESS LINE	BALANCE SHEET CATEGORY	Q2 2023 PRINCIPAL BALANCE ($ MILLIONS)	% OF TOTAL PORTFOLIO
Institutional Banking	Securities-backed lines of credit (SBLOC) **(A)**	$1,078	19%
	Insurance-backed lines of credit (IBLOC) **(B)**	$806	14%
	Advisor Financing	$173	3%
	Total	**2,057**	**36%**
Real Estate Bridge Lending	Multifamily - commercial real estate **(C)**	2,042	36%
	Hospitality - commercial real estate	28	<1%
	Retail - commercial real estate	12	<1%
	Other	9	<1%
	Total	**2,091**	**37%**
Small Business Lending	U.S. government guaranteed portion of SBA loans **(D)**	382	7%
	Paycheck Protection Program Loans (PPP) **(D)**	4	<1%
	Commercial mortgage SBA **(E)**	259	5%
	Non-guaranteed portion of U.S. govn't guaranteed 7(a) loans	105	2%
	Non-SBA small business loans	35	<1%
	Construction SBA	12	<1%
	Total	**797**	**14%**
Commercial Fleet Leasing	Leasing **(F)**	657	12%
Other	Other	56	1%
Total principal		**$ 5,658**	**100%**

LOWER HISTORIC CREDIT LOSS NICHES

A. SBLOC loans are backed by marketable securities with nominal credit losses

B. IBLOC loans are backed by the cash value of life insurance policies with nominal credit losses

C. Comprised of apartment buildings in carefully selected areas

D. Portion of small business loans fully guaranteed by the U.S. government

E. 50%-60% loan to value ratios at origination

F. Recourse to vehicles

The Bancorp
19
LOANS & LEASES: **INSTITUTIONAL BANKING**

INSTITUTIONAL BANKING

LENDING AND BANKING SERVICES FOR WEALTH MANAGERS

BUSINESS **OVERVIEW:**

- Automated loan application platform, Talea, provides industry-leading speed and delivery
- Securities-backed lines of credit provide fast and flexible liquidity for investment portfolios
- Insurance-backed lines of credit provide fast and flexible borrowing against the cash value of life insurance
- Advisor Finance product provides capital to transitioning financial advisors to facilitate M&A, debt restructuring, and the development of succession plans
- Deposit accounts for wealth management clients
- Nominal historical credit losses

CREDIT ROADMAP:

- Continue momentum across current SBLOC, IBLOC and Advisor Finance products
- Evaluate new lending opportunities in adjacent markets
- Market dynamics support business model
    - Advisors shifting from large broker/dealers to independent platforms
    - Sector shift to fee-based accounts
    - Emergence of new wealth management providers

$2.1B
PORTFOLIO SIZE

6.4%
6/30/2023 EST. YIELD

The Bancorp's Business Model allows us to build banking solutions to "spec" without competing directly with our partner firms. We do not have any associated asset managers, proprietary advisory programs, or related programs. Our singular focus is to help our partner firms stay competitive in the marketplace and to grow and retain assets

ALWAYS A PARTNER, NEVER A COMPETITOR

20 INSTITUTIONAL BANKING PRIMARILY COMPRISED OF SECURITIES & CASH VALUE LIFE INSURANCE LENDING L O A N S & L E A S E S : I N S T I T U T I O N A L B A N K I N G L O A N P O R T F O L I O LOAN TYPE PRINCIPAL BALANCE % OF PORTFOLIO Securities - backed lines of credit (SBLOC) $ 1,078 52% Insurance - backed lines of credit (IBLOC) 806 39% Advisor Financing 173 9% Total $ 2,057 100% I N ST I T U T I O N A L B A N KI N G LO A N S ( $ M I LL IO N S ) 6/ 30/ 2 0 23 SECURITIES - BACKED LINES OF CREDIT • Nominal historical credit losses • Underwriting standards of generally 50 % to equities and 80 % or more to fixed income securities POR T F OL I O A TTR I B U TES PRINCIPAL BALANCE % PRINCIPAL TO COLLATERAL $ 18 41% 16 62% 14 35% 10 32% 9 64% 9 44% 8 70% 8 73% 6 29% 6 51% Total $ 104 49% T O P 10 SB LO C LO A N S ( $ M I LL IO N S ) 6/ 30/ 2 0 23 INSURANCE - BACKED LINES OF CREDIT • Nominal historical credit losses • Loans backed by the cash value of insurance policies

LOANS & LEASES: **SMALL BUSINESS LENDING**

21

SMALL BUSINESS LENDING

SBA AND OTHER SMALL BUSINESS LENDING

BUSINESS **OVERVIEW:**

- Established a distinct platform within the fragmented SBA market
  - National portfolio approach allows pricing and client flexibility
  - Solid credit performance demonstrated over time
  - Client segment strategy tailored by market

CREDIT ROADMAP:

- Continue delivering growth within existing small business lending platform while entering new verticals and growing the SBAlliance™
- SBAlliance™ program provides lending support to banks and financial institutions who need SBA lending capabilities through products such as:
  - Wholesale loan purchases
  - Vertical focus with expansion of funeral home lending program

$793M
PORTFOLIO SIZE[1]

6.8%
6/30/2023 EST. YIELD

~$800K
AVERAGE 7(a) LOAN SIZE

[1] Excludes $4M PPP loans.

The Bancorp

22

LOANS & LEASES: **STRONG COLLATERAL & GOVERNMENT GUARANTEES**

SMALL BUSINESS LENDING

SMALL BUSINESS LOANS BY TYPE[1] ($MILLIONS)

6/30/2023

TYPE		SBL COMMERCIAL MORTGAGE		SBL CONSTRUCTION		SBL NON-REAL ESTATE		TOTAL
Hotels and motels	$	74	$	-	$	-	$	74
Full-service restaurants		24		4		2		30
Funeral homes and funeral services		27		-		-		27
Car washes		17		2		-		19
Child day care services		15		1		1		17
Outpatient mental health and substance abuse centers		16		-		-		16
Homes for the elderly		13		-		-		13
Gasoline stations with convenience stores		12		-		-		12
Fitness and recreational sports centers		8		-		2		10
Offices of lawyers		9		-		-		9
Lessors of other real estate property		8		-		1		9
Limited-service restaurants		2		2		3		7
General warehousing and storage		7		-		-		7
Plumbing, heating, and air-conditioning companies		6		-		1		7
Other		123		6		25		154
Total	**$**	**361**	**$**	**15**	**$**	**35**	**$**	**411**

SMALL BUSINESS LOANS BY STATE[1] ($MILLIONS)

6/30/2023

STATE		SBL COMMERCIAL MORTGAGE		SBL CONSTRUCTION		SBL NON-REAL ESTATE		TOTAL
California	$	74	$	4	$	3	$	81
Florida		68		1		3		72
North Carolina		33		7		2		42
New York		26		-		3		29
New Jersey		20		-		3		23
Pennsylvania		21		-		–		21
Georgia		16		-		1		17
Texas		12		-		4		16
Illinois		14		-		1		15
Other States <$15 million		77		3		15		95
Total	**$**	**361**	**$**	**15**	**$**	**35**	**$**	**411**

PORTFOLIO ATTRIBUTES

TYPE DISTRIBUTION

- Diverse product mix
- Commercial mortgage and construction are generally originated with 50%-60% LTV's

GEOGRAPHIC DISTRIBUTION

- Diverse geographic mix
- Largest concentration in California representing 20% of total

[1]Excludes the government guaranteed portion of SBA 7(a) loans and PPP loans.

The Bancorp

23

LOANS & LEASES: **COMMERCIAL FLEET LEASING**

COMMERCIAL FLEET LEASING

NICHE-VEHICLE FLEET LEASING SOLUTIONS

BUSINESS OVERVIEW:

- Niche provider of vehicle leasing solutions
  - Focus on smaller fleets (less than 150 vehicles)
  - Direct lessor (The Bancorp Bank, N.A. sources opportunities directly and provides value-add services such as outfitting police cars)
  - Historical acquisitions of small leasing companies have contributed to growth
- Mix of commercial (~85%), government agencies and educational institutions (~15%)

CREDIT ROADMAP:

- Continue enhancing platform and growing balances
  - Enhanced sales process and support functions
  - Pursuing technology enhancements to scale business with efficiency
- Constantly evaluating organic and inorganic growth opportunities in the vehicle space

$657M

PORTFOLIO SIZE

6.9%

6/30/2023 EST. YIELD

24 L O A N S & L E A S E S : C O M M E R C I A L F L E E T L E A S I N G P O R T F O L I O • Largest concentration is construction and government sectors • Of the $657M total portfolio, $579M are vehicle leases with the remaining $78M comprised of equipment leases POR T F OL I O A TTR I B U TES TYPE BALANCE TOTAL Construction $ 118 18% Government agencies and public institutions 82 12% Waste management and remediation services 81 12% Real estate and rental and leasing 71 11% Retail trade 47 7% Health care and social assistance 30 5% Manufacturing 22 3% Professional, scientific, and technical services 21 3% Finance and insurance 18 3% Wholesale trade 17 3% Transportation and warehousing 12 2% Educational services 9 1% Mining, quarrying, and oil and gas extractions 8 1% Other 121 19% Total $ 657 100% DI R E C T L E A S E F I N A N C I N G B Y S TA TE ( $ M I LL IO N S ) 6/ 30/ 2 0 23 COMMERCIAL FLEET LEASING STATE BALANCE TOTAL Florida 93 14% Utah 65 10% California 61 9% Pennsylvania 40 6% New Jersey 39 6% New York 33 5% North Carolina 32 5% Texas 30 5% Maryland 29 4% Connecticut 27 4% Washington 16 2% Idaho 16 2% Georgia 14 2% Iowa 13 2% Ohio 12 2% Other states 137 22% Total $ 657 100% DI R E C T L E A S E F I N A N C IN G B Y T YP E ( $ M IL LIO N S ) 6/ 30/ 2 0 23

The Bancorp
25
LOANS & LEASES: **REAL ESTATE BRIDGE LENDING**

COMMERCIAL REAL ESTATE BRIDGE LENDING

Real estate bridge lending

BUSINESS OVERVIEW:

- Resumed floating rate bridge lending business in Q3 2021
- Lending focus on apartment buildings in carefully selected markets

COMMERCIAL REAL ESTATE LOANS BY TYPE ($MILLIONS)
6/30/2023

TYPE	# LOANS	BALANCE	ORIGINATION DATE LTV	WEIGHTED AVG INTEREST RATE	% TOTAL
Multifamily (apartments)	148	$ 2,040	71%	8.9%	98%
Hospitality (hotels and lodging)	2	27	65%	9.1%	1%
Retail	2	12	72%	7.3%	<1%
Other	2	9	73%	5.2%	<1%
Total	**154**	**$ 2,088**	**72%**	**8.9%**	**100%**

$1,826M LOANS ORIGINATED SINCE Q3 2021 RESUMPTION (ALL APARTMENT BUILDINGS)

PORTFOLIO ATTRIBUTES

- Vast majority of loans are apartment buildings including all the top 30 exposures
- Loans originated prior to Q3 2021 will continue to be accounted for at fair value
- Loans originated in 2021 and after will be held for investment and use the CECL methodology

ASSET CLASSES – % PORTFOLIO

- APARTMENTS – 98%
- LODGING – 1%
- RETAIL – <1%
- OTHER - <1%

FINANCIAL REVIEW

The Bancorp
27
FINANCIAL REVIEW: INTEREST RATE SENSITIVITY

LOANS REPRICING TO HIGHER RATES HAVE POSITIVELY IMPACTED NIM AS BENCHMARK RATES HAVE CONTINUED TO RISE

Core Lending Businesses

	Q2 2023 BALANCE[1] ($MILLIONS)	RATE SENSITIVITY
Institutional Banking[2]	$2,057	Majority of loan yields will increase as rates increase
Real Estate Bridge Lending	$2,088	8.9% wtd avg yield; rates will increase as rates increase
Non-PPP Small Business[3]	$793	Majority of loan yields will increase as rates increase
Leasing	$657	Fixed rates but short average lives
Total	$5,595	
Q2 2023 Average Deposits[1]	$6,478	A majority of deposits adjust to a portion of rate changes in line with partner contracts

HIGHLIGHTS

- ✓ Floating rate lending businesses include Real Estate Bridge Lending, SBLOC, IBLOC and the majority of Small Business
- ✓ Deposits primarily comprised of prepaid and debit accounts, anchored by multi-year, contractual relationships
- ✓ Interest income is modeled to increase in higher rate environments

[1] Loans are as of June 30, 2023, and deposits are average balance for Q2 2023.
[2] Institutional Banking substantially comprised of securities backed loans and insurance backed loans.
[3] Excludes $4M of short-term PPP loans which are government guaranteed and deferred costs and fees. Please see Appendix slide 35 for reconciliation to total SBA Loans.

28 REVENUE GROWTH HAS SIGNIFICANTLY EXCEEDED EXPENSE GROWTH F I N A N C I A L R E V I E W : E A R N I N G S A N D P R O F I T A B I L I T Y 1 Revenue includes net interest income and non - interest income. Please see Appendix slide 33. 2 Non - interest income as percentage of average assets ranks in top 8% of the uniform bank performance report peer group through Q1 2023. $0 $25 $50 $75 $100 $125 $150 $175 $200 2020 2021 2022 Q2 YTD 2022 Q2 YTD 2023 N O N - I N T E R E S T E X P E N S E $ Millions HI G HL I G HTS • Net interest income growth driven by increased NIM from heightened interest rate environment • Greater ratio of non - interest income to total assets compared to peers 2 $0 $50 $100 $150 $200 $250 $300 $350 2020 2021 2022 Q2 YTD 2022 Q2 YTD 2023 R E V E N U E 1 $ Millions $400

29 $0 $5 $10 $15 $20 $25 2019 2020 2021 2022 Q2 2023 ALLOWANCE FOR CREDIT LOSSES REFLECTS OUR LOWER - RISK LOAN PORTFOLIO F I N A N C I A L R E V I E W : L O A N L O S S R E S E R V E A L L O W A N C E F O R C R E D I T L O S S E S ( $ M I L L I O N S ) Small Business SBLOC/IBLOC/Advisor Financing HELOC/Consumer/Other Allowance for credit losses as % of loan balance 0.6% 0.6% 0.5% 0.4% 0.4% Adjusted allowance for credit losses as % of loan balance (excluding SBLOC & IBLOC) 1 1.2% 1.4% 0.9% 0.7% 0.7% HIG HL IG HT S • Nominal historical losses across SBLOC, IBLOC. and Advisor Finance • Adoption of CECL methodology in 2020 Leasing Real Estate Bridge Lending 1 Please see Appendix slide 34 for GAAP to Non - GAAP reconciliation of adjusted allowance for credit losses to GAAP allowance for credit losses as % of adjusted loan balance (excluding SBLOC & IBLOC).

30 CAPITAL POSITION F I N A N C I A L R E V I E W : H I S T O R I C A L C A P I T A L P O S I T I O N HIG HL IG HT S • Increased the stock buyback program to $25M per quarter in 2023 2 • Corporate governance requires periodic assessment of capital minimums • Capital planning includes stress testing for unexpected conditions and events 6% 4% 2% 0% 8% 10% 12% 14% 16% 18% 20% 2020 2021 2022 Q2 2023 Tier 1 Leverage Ratio 9.1% 10.9% 10.7% 11.6% 5.0% Tier 1 Risk - based Capital Ratio (RBC) 1 14% 15% 15% 17% 8% Total Risk - based Capital Ratio 15% 16% 15% 17% 10% Tier 1 Capital Ratio Total RBC Ratio Tier 1 Leverage Ratio T H E B A N C O R P B A N K , N . A . C A P I T A L R A T I O S 1 Common Equity Tier 1 to risk weighted assets is identical to Tier 1 risk - based ratio and has a 6.5% well capitalized minimum. 2 Buyback may be modified without notice at any time. Well - capitalized minimum

31 WE HAVE EXECUTED AGAINST OUR STRATEGIC PLAN AND CONTINUE TO IMPROVE FINANCIAL PERFORMANCE F I N A N C I A L R E V I E W : E A R N I N G S A N D P R O F I T A B I L I T Y P E R F O R M A N C E M E T R I C S 2 0 2 0 2 0 2 1 2 0 2 2 Q 2 Y T D 2 0 2 3 L O N G - T E R M T A R G E T S ROE 15.1% 17.9% 19.3% 27.4% >30% ROA 1.34% 1.68% 1.81% 2.64% > 2.5% EPS $1.37 $1.88 $2.27 $1.76 Bancorp Bank, N.A. Leverage Ratio 9.1% 10.9% 10.7% 11.6% >9% Total Assets $6.3B $6.8B $7.9B $7.5B <$10B Efficiency Ratio 1 59% 53% 48% 42% 1 Please see Appendix slide 33 for calculation of efficiency ratio. Decreases in the efficiency ratio indicate greater efficiency, i.e., lower expenses vs higher revenue.

APPENDIX

33 GAAP REVENUE AND EFFICIENCY RATIO CALCULATIONS A P P E N D I X ( $ m i l l i o n s ) The Bancorp 2 0 1 9 2 0 2 0 2 0 2 1 2 0 2 2 Q2 YTD 2022 Q2 YTD 2023 Net interest income $ 141,288 $ 194,866 $ 210,876 $248,841 $107,422 $173,011 Non - interest income 104,127 84,617 104,749 105,683 56,517 58,325 Total revenue 245,415 279,483 315,625 354,524 163,939 231,336 Growth (Current period over previous period) 14% 13% 12% 41% Non - interest expense $ 168,521 $ 164,847 $ 168,350 $169,502 $81,197 $97,973 Efficiency Ratio 1 69% 59% 53% 48% 49% 42% Payments non - interest income (Fintech Solutions business line) ACH, card and other payment processing fees $ 9,376 $ 7,101 $ 7,526 $8,935 $4,322 $4,600 Prepaid, debit card and related fees 65,141 74,465 74,654 77,236 38,690 45,500 Total payments (Fintech Solutions) non - interest income $ 74,517 $ 81,566 $ 82,180 $86,171 $43,012 $50,100 % of Total revenue 24% 26% 22% 1 The efficiency ratio is calculated by dividing GAAP total non - interest expense by the total of GAAP net interest income and non - interest income. This ratio compares revenues generated with the amount of expense required to generate such revenues, and may be used as one measure of overall efficiency.

34 RECONCILIATION OF NON - GAAP FINANCIAL METRICS TO GAAP A P P E N D I X ( $ m i l l i o n s ) 2 0 1 9 2 0 2 0 2 0 2 1 2 0 2 2 Q 2 2 0 2 3 Allowance for credit losses on loans and leases GAAP $ 10,238 $ 16,082 $ 17,806 $ 22,374 $ 23,284 Allowance for credit losses on SBLOC & IBLOC 553 775 964 1,167 942 Adjusted allowance for credit losses excluding SBLOC & IBLOC 9,685 15,307 16,842 21,207 22,342 Total loans and leases GAAP 1,824,245 2,652,323 3,747,224 5,486,853 5,267,574 SBLOC & IBLOC 1,024,420 1,550,086 1,929,581 2,332,469 1,883,607 Adjusted total loans and leases excluding SBLOC & IBLOC $ 799,825 $ 1,102,237 $ 1,817,643 $ 3,154,384 $ 3,383,967 Allowance for credit losses as % of total loans and leases balance GAAP 0.6% 0.6% 0.5% 0.4% 0.4% Adjusted allowance for credit losses as % of adjusted total loans and leases balance 1 1.2% 1.4% 0.9% 0.7% 0.7% 1 Management excludes SBLOC and IBLOC in certain of its internal analysis, due to the nature of the related loan collateral. SBLOC are collateralized by marketable securities, with loan to values based upon guideline percentages which vary based upon security type. IBLOC are collateralized by the cash value of life insurance.

35 RECONCILIATION OF NON - GAAP FINANCIAL METRICS TO GAAP A P P E N D I X ( $ m i l l i o n s ) Small Business Loans 1 Q 2 2 0 2 3 U.S. government guaranteed portion of SBA loans $ 382 Paycheck Protection Program Loans (PPP) 4 Commercial mortgage SBA 259 Construction SBA 12 Non - guaranteed portion of U.S. government guaranteed 7(a) loans 105 Non - SBA small business loans 35 Total principal $ 797 Unamortized fees and costs 11 Total small business loans $ 808 Total principal 797 Less: Paycheck Protection Program Loan (PPP) 4 Total Small Business Lending principal excluding PPP $ 793 1 Management provides a breakdown of small business loans, to afford a greater understanding of its components, including PPP loans.